Statement of Additional Information (SAI) Supplement – December 4, 2013*

Fund	SAI dated
Columbia European Equity Fund	February 28, 2013

The following information under the caption Portfolio Manager, in the section entitled “Service Providers – Investment Management Services” in the SAI for the above mentioned funds is hereby superseded and replaced with the following:

Fund	Portfolio Manager	Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
		Number and type of account(a)	Approximate Total Net Assets	Performance Based Accounts(b)
For funds with fiscal period ending October 31
European Equity Fund	Threadneedle:
	Dan Ison	1 RIC 2 PIVs 3 other accounts	$394.41 million $201.23 million $3.41 billion	1 PIV ($75.51 M)	None(d)	(9)	(13)
	Nick Davis(c)	2 PIVs 1 other account	$907.3 million $187.4 million	None

(a)	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(b)	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	The portfolio manager began managing the fund after its fiscal year end; reporting information is provided as of October 31, 2013.
(d)	The Fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the Fund.

The rest of this section remains the same.

Shareholders should retain this supplement for future reference.

*Valid until next update.

SUP915_00_005_(12/13)